SUNAMERICA EQUITY FUNDS

SunAmerica International Small-Cap Fund

(the “International Small-Cap Fund” or the “Fund”)

(supplement to the prospectuses dated May 1, 2006)

Under the heading “Transaction Policies” in the “Shareholder Account Information” section of the Fund’s prospectus, the following paragraph replaces the fourth paragraph in the subsection entitled “Exchanges”:

“With respect to Class A shares of the International Small-Cap Fund, an exchange fee of 2% will be assessed on the amount of any exchange of shares that were purchased within ninety (90) days prior to the date of such exchange. The exchange fee does not apply to shareholders who have elected to participate in the Systematic Exchange Program maintained by the Fund described on page 13 or to exchanges by other funds that invest in the Fund and that are advised and/or administered by AIG SunAmerica and certain of its affiliates.”

Under the heading “Transaction Policies” in the “Shareholder Account Information” section of the Fund’s Prospectus, the following paragraph replaces the paragraph in the subsection entitled “Redemption Fee”:

“Redemption Fee. With respect to Class A shares of the International Small-Cap Fund, a redemption fee of 2% will be assessed on the proceeds of any redemption of shares that were purchased within ninety (90) days prior to the date of such redemption. The Redemption Fee does not apply to shareholders who have elected to participate in the Systematic Withdrawal Plan maintained by the Fund described on page 13 or to redemptions by other funds that invest in the Fund and that are advised and/or administered by AIG SunAmerica and certain of its affiliates.”

Dated: July 7, 2006